REGISTRATION RIGHTS AGREEMENT JOINDER AND AMENDMENT
The undersigned are executing and delivering this Joinder and Amendment (this “Joinder and Amendment”) pursuant to the Registration Rights Agreement dated as of November 1, 2017 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Funko, Inc., a Delaware corporation (the “Corporation”), and the other persons named as parties therein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.
By executing and delivering this Joinder and Amendment to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, effective as of the Closing (as defined in that certain Stock Purchase Agreement, among the undersigned and the sellers specified therein, dated as of the date hereof (the “Stock Purchase Agreement”)), the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities and as a Controlling Holder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. Effective as of the Closing, the Corporation is directed to replace the Schedule of Holders attached to the Registration Rights Agreement with the Schedule of Holders attached hereto as Exhibit A.
The Corporation and the Controlling Holders (as defined in the Registration Rights Agreement in effect immediately prior to effectiveness of this Joinder and Amendment and identified below) hereby amend the Registration Rights Agreement to provide, and agree with and acknowledge to the undersigned, that, effective as of the Closing, the undersigned will be the sole “Controlling Holder”, as set forth in Exhibit A hereto. In addition, the Corporation agrees to use reasonable best efforts to prepare and file with the Securities and Exchange Commission, on or prior to the date that is sixty (60) days after the Closing, a new Shelf Registration Statement pursuant to Rule 415(a)(6) under the Securities Act that includes the undersigned as a “Selling Securityholder”.
Notwithstanding anything to the contrary herein, continued effectiveness of this Joinder and Amendment shall be subject to and conditioned upon occurrence of the Closing. In the event the Stock Purchase Agreement is terminated in accordance with Section 5 thereof, this Joinder and Amendment shall automatically terminate in its entirety with no further liability to any party hereto, and the Registration Rights Agreement shall continue in full force and effect as if this Joinder and Amendment had not been executed.
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Accordingly, the undersigned has executed and delivered this Joinder and Amendment as of the third day of May, 2022.

/s/ Jesse Jacobs
Signature of Stockholder TCG 3.0 Fuji, LP
Print Name of Stockholder
Its: Authorized Signatory
Address:

12180 Millennium Drive, Suite 500 Playa Vista, CA 90094 Attention: Corporate Legal Department Email: corporate.legal@tcg.co

Signature Page to Registration Rights Agreement Joinder and Amendment

Agreed and Accepted as of May 3, 2022, including for purposes of Section 14(a) of the Registration Rights Agreement:

By the Corporation:
Funko, Inc.

By:	/s/ Andrew Perlmutter
Name: Andrew Perlmutter
Its: Chief Executive Officer

Signature Page to Registration Rights Agreement Joinder and Amendment

Agreed and Accepted as of May 3, 2022, including for purposes of Section 14(a) of the Registration Rights Agreement:

By the Controlling Holders:
ACON Funko Investors, L.L.C.
By: ACON Funko Manager, L.L.C., its Manager

By:	/s/ Ken Brotman
Name: Ken Brotman
Title: Managing Director

ACON Funko Investors Holdings 1, L.L.C.
By: ACON Funko Manager, L.L.C., its Managing Member

By:	/s/ Ken Brotman
Name: Ken Brotman
Title: Managing Director

ACON Funko Investors Holdings 2.5, L.L.C.
By: ACON Equity GenPar, L.L.C., its Managing Member

By:	/s/ Ken Brotman
Name: Ken Brotman
Title: Managing Director
ACON Funko Investors Holdings 3.5, L.L.C.
By: ACON Equity GenPar, L.L.C., its Managing Member

By:	/s/ Ken Brotman
Name: Ken Brotman
Title: Managing Director
Signature Page to Registration Rights Agreement Joinder and Amendment

EXHIBIT A
SCHEDULE OF HOLDERS

Holder	Controlling Holder?	Continuing Equity Owner Party/ Former Equity Owner
TCG 3.0 Fuji, LP	Yes	N/A
ACON Funko Investors, L.L.C.	No	Continuing Equity Owner Party
ACON Funko Investors Holdings 1, L.L.C.	No	Former Equity Owner
ACON Funko Investors Holdings 2.5, L.L.C.	No	Former Equity Owner
ACON Funko Investors Holdings 3.5, L.L.C.	No	Former Equity Owner
Funko International, LLC	No	Continuing Equity Owner Party
Fundamental Capital, LLC	No	Continuing Equity Owner Party
Tracy Daw	No	Continuing Equity Owner Party
Jon P. Kipp and Trishawn P. Kipp	No	Continuing Equity Owner Party
Brian Mariotti	No	Continuing Equity Owner Party
Russell Nickel	No	Continuing Equity Owner Party
Andrew Perlmutter	No	Continuing Equity Owner Party